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                              AIM BALANCED FUND
                          AIM GLOBAL UTILITIES FUND
                               AIM GROWTH FUND
                             AIM HIGH YIELD FUND
                               AIM INCOME FUND
                      AIM INTERMEDIATE GOVERNMENT FUND
                            AIM MONEY MARKET FUND
                           AIM MUNICIPAL BOND FUND
                               AIM VALUE FUND

                   (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                    SUPPLEMENT DATED OCTOBER 20, 1995 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
                         AS REVISED AUGUST 22, 1995
                     AND SUPPLEMENTED SEPTEMBER 20, 1995

         The Sub-Advisory Agreement among CIGNA Investments, Inc., A I M Advisors, Inc. ("AIM") and AIM Funds Group terminated effective September 20, 1995. As of that date, AIM assumed sole responsibility for providing investment advice to AIM High Yield Fund.

         The third sentence of the fourth paragraph on page 3 is revised to read in its entirety as follows: "From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders."

         On page 32, Carl Frischling should be designated as a trustee who is an "interested person" of the Trust as defined in the 1940 Act.

         Effective September 25, 1995, the name of AIM Government Securities Fund will be changed to AIM Intermediate Government Fund.

         Effective October 19, 1995, The Bank of New York became the custodian for AIM MUNICIPAL BOND FUND. The address of The Bank of New York is 110 Washington Street, New York, New York 10286.